UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2009 (January 14, 2009)

ABLEAUCTIONS.COM, INC.

(Exact name of Registrant as specified in charter)

Florida	000-28179	59-3404233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 2000 - 1963 Lougheed Highway

Coquitlam, British Columbia Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code:  604-521-3369

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 8.01.

Other Events.

On October 9, 2008 we disclosed in a Current Report on Form 8-K that on October 6, 2008 we entered into a Development Agreement with Mr. Abdul Ladha, our chief executive officer, chief financial officer, a director and a major shareholder, Overture Development Corporation, Surrey Central City Ltd. and Bullion Reef Holdings Ltd. (collectively referred to in this Current Report as the “parties”).  On October 23, 2008 we disclosed in a Current Report on Form 8-K that on October 22, 2008 the parties entered into a first amendment to the Development Agreement (the “October 22nd Amendment”) and on November 3, 2008 we disclosed in a Current Report on Form 8-K that the parties entered into a second amendment to the Development Agreement.

One of the purposes of the October 22nd Amendment was to correct the per share conversion price included in the Development Agreement and the promissory note (the “Note”) which was attached to the Development Agreement.  According to the disclosure included in the Current Report on Form 8-K, the October 22nd Amendment was executed to change paragraph 3(b)(ii) of the Development Agreement to state that the conversion price would be “the last sale price of one share of the Company’s common stock on the date on which this [Development] Agreement is executed, plus 20% of that price”.  Language reflecting this change was also to be included in paragraph 5 of the Note.  Instead, the Amendment changed paragraph 5 of the Note to say, “If the Lender elects to receive payment in common stock, the number of shares of common stock to be issued shall be determined by using the closing price of the common stock on the trading day immediately prior to the date of this Note plus 20%, as that price may be adjusted for a subdivision of the common stock into a greater number of shares or a combination of common stock into a smaller number of shares.”

This error in the October 22nd Amendment was brought to the Company’s attention on January 12, 2009.  On January 13, 2009, the Company’s board of directors corrected the Amendment and the Note by adopting a third amendment to the Development Agreement.  The third amendment changes paragraph 5 of the Note to say, “If the Lender elects to receive payment in common stock, the number of shares of common stock to be issued shall be determined by using $0.036 per share, which was the closing price of the common stock on October 6, 2008 plus 20%, as that price may be adjusted for a subdivision of the common stock into a greater number of shares or a combination of common stock into a smaller number of shares.”  The third amendment is attached to this Current Report as exhibit 10.1.

Item 9.01.

Financial Statements and Exhibits

10.1

Amendment to Development Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABLEAUCTIONS.COM, INC.

/s/ Abdul Ladha

Abdul Ladha, Chief Executive Officer

Dated:  January 14, 2009

Exhibit 10.1

AMENDMENT TO DEVELOPMENT AGREEMENT

This Amendment to Development Agreement (the “Amendment”) is made effective as of the 13th day of January 2009 among

ABLEAUCTIONS.COM, INC. (hereinafter the “Company”), whose office or principal place of business is 1963 Lougheed Highway, Coquitlam, British Columbia, Canada V3K 3T8,

and

ABDUL LADHA and OVERTURE DEVELOPMENT CORPORATION, (hereinafter the “Developer”), whose office or principal place of business is 1963 Lougheed Highway, Coquitlam, British Columbia, Canada V3K 3T8,

and

SURREY CENTRAL CITY HOLDINGS LTD. (hereinafter “Surrey”), whose office or principal place of business is 217-713 Columbia St., New Westminster, British Columbia, Canada V3M 1B2

and

BULLION REEF HOLDINGS LTD., (hereinafter “Bullion”), whose office or principal place of business is 217-713 Columbia St., New Westminster, British Columbia, Canada V3M 1B2

and is based upon the following recitals:

A.

On October 6, 2008 the parties entered into a Development Agreement wherein Bullion agreed to sell and the Company agreed to purchase shares of the capital stock of Surrey (the “Stock”).  The Development Agreement included a provision allowing the Company to pay a portion of the purchase price for the Stock with a promissory note (the “Note”).  According to the Development Agreement, a portion of the Note could be paid with the Company’s common stock in accordance with the following provision:

The Note will include a provision that will allow Bullion to convert some or all of the principal amount and some or all of the accrued interest into shares of the Company’s common stock.  The number of shares of common stock to be issued to Bullion upon conversion of the principal and accrued interest will be computed by using the last sale price of one share of the Company’s common stock on the date on which this Agreement is executed.

On October 6, 2008, the last sale price of one share of the Company’s common stock was $0.03 per share.

B.

On October 22, 2008 the parties entered into an amendment to the Development Agreement (the “Amendment”) for the purpose of changing the computation of the conversion price referred to in paragraph 3(b)(ii) of the Development Agreement to state that the conversion price would be “the last sale price of one share of the Company’s common stock on the date on which this [Development] Agreement is executed, plus 20% of that price.”

C.

Language reflecting the change to paragraph 3(b)(ii) was also to be included in paragraph 5 of the Note.  Instead, the Amendment erroneously changed paragraph 5 of the Note to say, “If the Lender elects to receive payment in common stock, the number of shares of common stock to be issued shall be determined by using the closing price of the common stock on the trading day immediately prior to the date of this Note plus 20%, as that price may be adjusted for a subdivision of the common stock into a greater number of shares or a combination of common stock into a smaller number of shares.”

D.

The parties wish to correct the error in the Note by amending the Note to reflect the change made to paragraph 3(b)(ii) of the Development Agreement by the Amendment.

NOW THEREFORE, based on the foregoing and pursuant to paragraph 5(e) of the Development Agreement, the parties have agreed to amend the Note as follows:

1.

Amendment to Paragraph 5 of the Note.  Paragraph 5 of the Note, which currently states:

The Lender, in its sole and absolute discretion, may elect to receive the payment of some or all of the principal amount, up to $1 million, and some or all of any interest accrued on the aforesaid principal amount (i) in cash or (ii) in shares of the Borrower’s common stock, $0.001 par value.  If the Lender elects to receive payment in common stock, the number of shares of common stock to be issued shall be determined by using the closing price of the common stock on the trading day immediately prior to the date of this Note plus 20%, as that price may be adjusted for a subdivision of the common stock into a greater number of shares or a combination of common stock into a smaller number of shares.

shall be amended to state:

The Lender, in its sole and absolute discretion, may elect to receive the payment of some or all of the principal amount, up to $1 million, and some or all of any interest accrued on the aforesaid principal amount (i) in cash or (ii) in shares of the Borrower’s common stock, $0.001 par value.  If the Lender elects to receive payment in common stock, the number of shares of common stock to be issued shall be determined by using $0.036 per share, which was the closing price of the common stock on October 6, 2008 plus 20%, as that price may be adjusted for a subdivision of the common stock into a greater number of shares or a combination of common stock into a smaller number of shares.

2.

Miscellaneous.

(a)

Cooperation.  Each party agrees, without further consideration, to cooperate and diligently perform any further acts, deeds and things, and to execute and deliver any documents that may be reasonably necessary or otherwise reasonably required to consummate, evidence, confirm and/or carry out the intent and provisions of this Amendment, all without undue delay or expense.

(b)

Entire Agreement/No Collateral Representations.  Each party expressly acknowledges and agrees that this Amendment (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements, proposals, commitments, guarantees, assurances, communications, discussions, promises, representations, understandings, conduct, acts, courses of dealing, warranties, interpretations or terms of any kind, whether oral or written (collectively and severally, the “prior agreements”), and that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.  No prior drafts of this Agreement, and no words or phrases from any prior drafts, shall be admissible into evidence in any action or suit involving this Agreement.

(c)

Severability.  If any term or provision of this Amendment or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws, then, and in that event:  (1) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable; and (2) the remaining part of this Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby, and shall continue in full force and effect to the fullest extent provided by law.

(d)

Counterparts.   This Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument, binding on all parties hereto.  Any signature page of this Agreement may be detached from any counterpart of this Agreement and reattached to any other counterpart of this Amendment identical in form hereto by having attached to it one or more additional signature pages.

[SIGNATURES APPEAR ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first above written.

“COMPANY”

Ableauctions.com, Inc.

By:

     Abdul Ladha, Chief Executive Officer

“DEVELOPER”

Abdul Ladha

Overture Development Corporation

By:

     Abdul Ladha, President

“SURREY”

Surrey Central City Holdings Ltd.

By:

     Abdul Ladha, President

BULLION REEF HOLDINGS LTD.

Bullion Reef Holdings Ltd.

By:

      Abdul Ladha, President